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                              WASHINGTON, DC 20549

                                   FORM 8 - K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    May 18, 2000

Florida East Coast Industries, Inc.
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(Exact Name of Registrant as Specified in its Charter)

Florida
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         2-89530                           59-2349968
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(Commission File Number)                   (IRS Employer Identification Number)

One Malaga Street, St. Augustine, FL       32084
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(Address of Principal Executive Offices    (Zip Code)

                                  904/826-2398
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(Registrant's Telephone Number, Including Area Code)


ITEM 5.  OTHER EVENTS

                  The purpose of this Form 8-K is to file an Analyst Presentation dated May 18, 2000. A copy of the presentation is filed with this Form 8-K as Exhibit 99.1 and is incorporated by reference.


EXHIBIT INDEX

         Exhibit 99.1 Analyst Presentation dated May 18, 2000.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1935, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Florida East Coast Industries, Inc.
                                             (Registrant)

Date:  May 22, 2000                          By:  /s/ Heidi J. Eddins
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                                             Name:  Heidi J. Eddins
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                                             Title:   Executive Vice President
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                                                      and General Counsel
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